CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that DOBLIQUE DEVELOPMENT CORPORATION did on March 27, 2000 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

                           IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on March 28, 2000.


                           /s/ illegible
                           Secretary of State


[SEAL OMITTED]
                           By /s/ Patricia Tsaman

                           Certification Clerk

DEAN HELLER
Secretary of State


                                   Articles of          FILED# C8470-00
                                  Incorporation                --------
                              (PURSUANT TO NRS 78)
                                                          Mar 27 2000
101 North Carson Street, Suite 3                       IN THE OFFICE OF
Carson City, Nevada 89701-4786                             Dean Heller
(775) 684-5708                                    DEAN HELLER SECRETARY OF STATE
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Important:  Read attached instructions before completing form.
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                                |
1. Name of Corporation:         |  Dobliqe Development Corporation
                                |
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                                |THE CORPORATION TRUST COMPANY OF NEVADA
2. Resident Agent Name          |-----------------------------------------------
   and Street Address:          |Name
   (must be a Nevada address    |
    where process may be served)|6100 Neil Road, Ste. 500  Reno, NEVADA   89511
                                |-----------------------------------------------
                                |Street Address            City         Zip Code
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3. Shares:                      |Number of shares
   (No. of shares corporation   |with par value:   25,000  Par Value. .001
    authorized to issue)        |                  ------             ----
                                |Number of shares
                                |without par value:
                                |                  --------------
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4. Governing Board:             |
   (Check one)                  |Shall be styled as X Directors  or   Trustee
                                |                   -               -
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   Names, Addresses,            |The First Board of Directors/Trustees shall
   Number of Board of           |consist of 1 members whose names and addresses
   Directors/Trustees           |are as follows:
                                |Kevin B. Halter, Jr
                                |-------------------        --------------------
                                |Name                       Name
                                |
                                |See 1 in Addendum
                                |-------------------        --------------------
                                |Address, City, State,      Address, City, State
                                |Zip                        Zip
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5. Purpose                      |The purpose of this Corporation shall be:
   (Optional - See Instructions |
--------------------------------------------------------------------------------
6. Other Matters:               |Number of additional pages attached:  1
   (See Instructions)           |                                    ----
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7. Names, Addresses,            |Maria Ozaeta,
   and Signatures of            |c/o CT Corporation System
   Incorporators:               |-------------------------  --------------------
   (Signatures must be          |Name                       Name
    notarized)                  |
   Attach additional pages if   |350 N. St. Paul St.,
   there are more than 2        |Suite 2900
   incorporators                |Dallas, TX  75201
                                |-------------------------  --------------------
                                |Address                    Address
                                |City, State, Zip           City, State, Zip
                                |
                                |/s/ Maria Ozaeta
                                |-------------------------  --------------------
                                |Signature                  Signature
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

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     Notary                     |This instrument waws acknowleded before me on
                                |
                                |March 27          ,2000 by
                                |--------------------------
                                |
                                |      Maria Ozaeta
                                |--------------------------
                                |     Name of person
                                |
                                |As incorporator
                                |
                                |of Doblique Development Corporation
                                |-----------------------------------
                                |(Name of party on behalf of whom instrument
                                | executed)
                                |
                                |       /s/ C. Morales
                                |-----------------------------------
                                |    Notary Public Signature
                                |         C. Morales
                                |
                                |         Notary Seal
                                |
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8. Certificate of               | I, THE CORPORATION TRUST COMPANY OF NEVADA,
   Acceptance of Appiontment    |hereby accept appointment as Resident Agent for
   of Resident Agent:           |the above named Corporation.
                                |
                                |/s/ illegible                   March 27, 2000
                                |---------------------------    ----------------
                                |Signature of Resident Agent    Date
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


              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS

          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

                             - Remit in Duplicate -


1. Name of corporation:     DOBLIQUE DEVELOPMENT CORPORATION

2. The articles have been amended as follows (provide .article numbers, if available):

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Article 1 - the name of the Corporation is; THOROUGHBREDS, INC.

























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3.  The  vote by  which  the  stockholders  holding  shares  in the  corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 4,00,000.
                                                       --------
4. Officer Signature (Required):

Pam Halter
-------------------------------                  -------------------------------

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                    Addendum

1. 16910 Dallas Parkway #100, Dallas TX 75248

























                                 STATE OF NEVADA
                               Secretary of State
                      I hereby certify that this is a true
                  and complete copy of the ducument as filed in
                                   this office

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                   Dean Heller
                               By Patricia Tsaman